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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         April 20, 2001
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                               The St. Joe Company
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


          1-10466                                       59-0432511
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   (Commission File Number)                  (IRS Employer Identification No.)


1650 Prudential Drive, Suite 400, Jacksonville, FL               32207
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    (Address of Principal Executive Offices)                   (Zip Code)


                                 (904) 396-6600
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              (Registrant's Telephone Number, Including Area Code)


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


ITEM 9. REGULATION FD DISCLOSURE

         The purpose of this Form 8-K is to furnish Supplemental Information for the period ended March 31, 2001. A copy is furnished with this Form 8-K as Exhibit 99.1 and is incorporated by reference.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

99.1     Supplemental Information for the period ending March 31, 2001.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE ST. JOE COMPANY


Dated: April 20, 2001               By:  /s/ Robert M. Rhodes
                                       --------------------------------------
                                       Name:  Robert M. Rhodes
                                       Title: Executive Vice President and
                                              General Counsel